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                                                                    EXHIBIT 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated January 28, 2000, included in Heska Corporation and Subsidiaries Form 10-K for the year ended December 31, 1999 and all references to our Firm in or made part of this registration statement.



                                             /s/ ARTHUR ANDERSEN LLP



Denver, Colorado
February 13, 2001